                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)   May 10, 1999 (May 3, 1999)
                                                 ______________________________


                       Century Maintenance Supply, Inc.
_______________________________________________________________________________
            (Exact name of registrant as specified in its charter)



       Delaware                  333-62635                   76-0542935
_______________________________________________________________________________
    (State or other             (Commission               (I.R.S. Employer
      jurisdiction               File Number)             Identification No.)
    of incorporation)



       10050 Cash Road, Suite 1, Stafford, Texas                  77477
_______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code      (281) 208-2600
                                                   ____________________________

                                Not applicable
_______________________________________________________________________________

        (Former name or former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant.

          Effective May 3, 1999, Century Maintenance Supply, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's certifying accountants and retained Deloitte & Touche LLP for 1999. E&Y's report on the Company's financial statements for 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change auditors was recommended by the Company's Board of Directors. There were no disagreements with E&Y or reportable events (as defined in Regulation S-K, Item 304 of the Securities Exchange Act of 1934, as amended) in connection with the Company's financial statements for 1997 and 1998.

          The Company provided E&Y with a copy of this Current Report on Form 8-K and requested E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of E&Y's letter is attached to this Current Report on Form 8-K as
Exhibit 16.1.

Item 7.  Financial Statements and Exhibits.


         (c)    Exhibits.

         16.1   Letter of Ernst & Young LLP, independent auditors.

                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 1999


                              CENTURY MAINTENANCE SUPPLY, INC.


                             By:     /s/ Richard E. Penick
                                    _______________________________________
                                    Richard E. Penick
                                    Chief Financial Officer, Vice President and
                                    Assistant Secretary

                                 EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

  16.1     Letter of Ernst & Young LLP, independent auditors.